 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 29, 2017

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33‑0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the ex-tended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2017, AVX Corporation, a Delaware corporation (the “Parent”), Armstrong Alpert, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Merger Subsidiary”), Ethertronics, Inc., a Delaware corporation (“Ethertronics”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as Stockholder Representative (“Stockholder Representative”) entered into an Agreement and Plan of Merger (the “Agreement”). Following the execution of the Agreement, subject to customary conditions, Merger Subsidiary will be merged into Ethertronics (the “Merger”), with Ethertronics surviving the Merger on the terms and subject to the conditions set forth in the Agreement. The Certificate of Incorporation and bylaws of Merger Subsidiary, as in effect immediately prior to the Merger, shall be the Certificate of Incorporation of the surviving corporation; provided, however, that the name of the corporation shall be changed to AVX Antenna, Inc.

Pursuant to the Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to pay an aggregate purchase price of $142,000,000, and assume up to $8,000,000 of net debt, subject to customary post-closing adjustments based on the actual amount of working capital and net debt of Ethertronics as of the Closing Date. Upon completion of the Merger, the surviving corporation will be a wholly owned subsidiary of the Parent.

Representations, Warranties and Covenants.  Each of Parent and Ethertronics has made customary representations, warranties and covenants in the Agreement. The representations, warranties and covenants set forth in the Agreement (i) were made solely for purposes of the Agreement, (ii) may be subject to important exceptions, qualifications, limitations and supplemental information agreed upon by the contracting parties, (iii) are subject to materiality standards which may differ from what may be viewed as material to investors and (iv) were generally made only as of the date of the Agreement or such other date as specified in the Agreement.

Conditions to Closing. Consummation of the Merger is subject to various customary conditions, including: (a) Ethertronics having obtained the required stockholder approvals in favor of adoption of the Agreement and the transactions contemplated thereby, including the affirmative vote of (i) the holders of at least a majority of the issued and outstanding shares of Ethertronics’ common stock (voting together as a class with the Ethertronics preferred stock existing on an as-converted basis) and (ii) the holders of at least 60% of the shares of Ethertronics’ preferred stock (voting together as a single class and not as separate series and on an as-converted basis); (b) all necessary anti-trust filings having been made, the receipt of any consents or approvals in respect of such filings (on terms acceptable to Parent and Ethertronics) and the expiration or earlier termination of all compulsory waiting periods (including extensions thereto); (c) the absence of (i) any temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger, and (ii) any law, action or proceeding enacted, promulgated, adopted or deemed applicable to the Merger that makes consummation of the Merger illegal or otherwise prohibits the consummation of the Merger; (d) the absence of any pending or threatened material action or proceeding brought by a governmental authority seeking to enjoin or restrain consummation of the transactions contemplated by the Agreement, or seeking damages in connection with such transactions; (e) the absence of a material adverse effect on Ethertronics; (f) the effectiveness of a representations and warranties insurance policy; (g) the delivery of executed restrictive covenant agreements by certain directors and officers of Ethertronics; and (h) holders of no more than 5% of Ethertronics’ outstanding shares of capital stock having validly exercised their dissenters’ rights.

Termination.  The Agreement contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Agreement if the Merger is not consummated on or prior to March 31, 2018.

Escrow Agreement. In connection with the closing of the Merger, the parties have agreed to enter into an Escrow Agreement with Branch Banking and Trust Company, a North Carolina banking corporation, pursuant to which a portion of the purchase price will be placed into escrow.  The escrowed funds may be used to cover certain post-closing adjustments to the purchase price, costs of the Stockholder’s Representative and indemnification claims.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release dated January 3, 2018 regarding the Merger.

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of AVX Corporation or Ethertronics may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,” “risk,” “target,” “objective,” “plans,” “potential,” and similar expressions, although not all forward-looking statements contain such language. Forward-looking statements are statements with respect to AVX Corporation’s or Ethertronics’ beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause actual results to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed Merger involving AVX Corporation and Ethertronics, including future financial and operating results, plans, objectives, expectations and intentions, the expected timing of completion of the Merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to obtain the requisite Ethertronics stockholder approvals; (ii) the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; (iii) the risk that a condition to the completion of the Merger may not be satisfied; (iv) the timing to consummate the proposed Merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; and (viii) the diversion of management time on acquisition-related issues.

Additional information concerning AVX Corporation and its business, including additional factors that could materially affect its financial results, is included in AVX Corporation’s Annual Report on

Form 10-K for the year ended March 31, 2017, under “Business” and Item 1A. “Risk Factors,” and in its other filings with the Securities and Exchange Commission. Except as required by law, each of AVX Corporation and Ethertronics disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 3, 2018

AVX CORPORATION

By:	/s/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Executive Vice President,
Chief Financial Officer
and Treasurer